UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported):
March 5, 2018
CAMPBELL SOUP COMPANY

New Jersey	1-3822	21-0419870
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events
As previously announced, on December 18, 2017, Campbell Soup Company (Campbell) entered into an Agreement and Plan of Merger (the Merger Agreement) by and among Campbell, Twist Merger Sub, Inc., an indirect, wholly-owned subsidiary of Campbell (Merger Sub), and Snyder's-Lance, Inc. (Snyder's-Lance) pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into Snyder's-Lance (the Merger), with Snyder's-Lance surviving the Merger as a wholly-owned subsidiary of Campbell.
This Current Report on Form 8-K is being filed to provide the consolidated financial statements of Snyder’s-Lance and pro forma financial information set forth under Item 9.01 below, which are incorporated herein by reference, as well as certain non-GAAP pro forma financial measures reconciled to the GAAP presentation.
Item 9.01 – Financial Statements and Exhibits
(a)    Financial Statements of Businesses Acquired
Audited consolidated balance sheets as of December 30, 2017 and December 31, 2016 and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for each of the years ended December 30, 2017, December 31, 2016 and January 2, 2016 of Snyder’s-Lance, Inc. included in Item 8 of Snyder’s-Lance’s (File No. 000-00398) Annual Report on Form 10-K filed with the SEC on February 28, 2018, are (i) incorporated herein by reference, and (ii) incorporated by reference as Exhibit 99.1 to this report.
(b)    Pro Forma Financial Information
The following unaudited pro forma financial information is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference:

(i)	Unaudited Pro Forma Combined Statement of Earnings for the six months ended January 28, 2018;

(ii)	Unaudited Pro Forma Combined Statement of Earnings for the year ended July 30, 2017;

(iii)	Unaudited Pro Forma Combined Balance Sheet as of January 28, 2018; and

(iv)	Notes to Unaudited Pro Forma Combined Financial Statements
(d)    Exhibits
The following exhibits are filed as a part of this Form 8-K:

23	Consent of PricewaterhouseCoopers LLP

99.1
Audited consolidated balance sheets as of December 30, 2017 and December 31, 2016 and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for each of the years ended December 30, 2017, December 31, 2016 and January 2, 2016 of Snyder’s-Lance, Inc. is incorporated by reference to Item 8 of Snyder’s-Lance’s Annual Report on Form 10-K (File No. 000-00398) filed with the SEC on February 28, 2018

99.2	Unaudited Pro Forma Combined Financial Information

99.3	Unaudited Non-GAAP Pro Forma Combined Financial Information

EXHIBIT INDEX

Exhibit No.
23	Consent of PricewaterhouseCoopers LLP

99.1
Audited consolidated balance sheets as of December 30, 2017 and December 31, 2016 and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for each of the years ended December 30, 2017, December 31, 2016 and January 2, 2016 of Snyder's-Lance, Inc. is incorporated by reference to Item 8 of Snyder’s-Lance, Inc.'s Annual Report on Form 10-K (File No. 000-00398) filed with the SEC on February 28, 2018

99.2	Unaudited Pro Forma Combined Financial Information

99.3	Unaudited Non-GAAP Pro Forma Combined Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: March 5, 2018
	By:	/s/ Anthony P. DiSilvestro
Anthony P. DiSilvestro
Senior Vice President and Chief Financial Officer